MTM TECHNOLOGIES, INC. REPORTS RESULTS FOR
                      THE QUARTER ENDED SEPTEMBER 30, 2004

  o SERVICE REVENUE GROWS 72% OVER PRIOR QUARTER, TOTAL REVENUE INCREASES 23%

Stamford, CT - November 15, 2004 - MTM Technologies, Inc. ("MTM Technologies") (NASDAQ: MTMC), a leading computer and communications technology management company providing IT networking and data center services, including storage, security, messaging, and voice over internet protocol (VOIP) solutions, today announced financial results for its second fiscal quarter and the six months ended September 30, 2004.

Net revenue for the second quarter increased 23% to $18.7 million, from $15.2 million for the first quarter of this year, while service revenue increased 72% to $5.2 million, from $3.0 million for the first quarter. Compared to the same periods last year, net revenue for the second quarter increased 21% and service revenue increased 31%. The increase in both net revenue and service revenue was due to the acquisition of Network Catalyst, Inc., which was completed on September 17, 2004, and the acquisition of DataVox Technologies, Inc., which was completed on July 2, 2004, as well as an increase in customer demand for our products and services.

Net loss for the second quarter increased 25% to ($0.8) million, or ($.16) per share, as compared to ($0.7) million, or ($.14) per share for the second quarter of last year. The increase in net loss resulted from an increase in selling, general and administrative expenses, partially offset by increased gross profits. Net loss for the second quarter decreased 68%, or $1.7 million, from the first quarter of this year. The reduction in net loss between the second and first quarters of this year resulted from increased revenues and improved service gross profit margins. Included in the net loss for the second quarter of this year were non-cash depreciation and amortization expense of $0.4 million and cash interest expense of $0.1 million.

"Earlier this year we announced our plan to build a national middle market IT solutions business and over the past few months we have made significant progress toward that goal. Our results for the quarter reflect the revenue and operating income contributions provided by our acquisitions of Network Catalyst and DataVox Technologies. These acquisitions extend our geographic footprint to the Southern California market, deepen our penetration in the New York market and enhance our solutions set to include VOIP," said Francis J. Alfano, MTM Technologies CEO. "Additionally, Pequot Ventures made a second investment in the company of $5.5 million bringing its total investment to $12.5 million. We have an active pipeline of potential acquisition targets to support our strategy of acquiring solutions oriented IT providers. As we increase our revenue and the scale of our operations, we expect to leverage our existing corporate overhead to drive positive EBITDA contribution from our acquisitions."

"We also made a number of significant additions to our executive management team to meet the challenges of managing our expected growth and to improve our operating performance," continued Mr. Alfano. "These included adding Steve Stringer as Chief Operating Officer, Eran Marom as Chief Technology Officer and Bill Corbin as President, Western Region. Steve Stringer's extensive operating experience in building out large scale national organizations will be instrumental to achieving our growth objectives. Eran Marom has improved our focus on the execution of our technical strategy and has worked to integrate our acquisitions. Bill Corbin brings extensive sales and operating experience and will drive the build-out of our Western Region. Additionally, we recently achieved certification as a Gold Certified Partner by Cisco Systems, Inc. We are confident that we are on track to have significant national practices within 12 months, and our entire team is excited about the opportunity."

ABOUT MTM TECHNOLOGIES, INC.

MTM Technologies, Inc. is a leading computer and communications technology management company providing IT networking and data center services, including storage, security, messaging and VOIP solutions. MTM Technologies' practices in Network Analysis, Network & Systems Management, Internet Services, IT Consulting, Data & Network Security, Network Infrastructure Engineering, Integrated Communications, Technology Acquisition and Deployment, Process Automation, and Enterprise LifeCycle Managed Services create a comprehensive computer and communication services suite. MTM Technologies' maintains sales, technology labs, help desk, network management operation centers, training and service facilities in Valley Cottage, New York, New York City, Connecticut, and California. MTM Technologies is an authorized reseller/partner and integrator for Microsoft, HP, Cisco Systems, Citrix, Lexmark, Intel Corp, IBM, Dell Computer, Nortel and Novell. For more information visit our web site at www.mtm.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include the Company's entry into new commercial businesses, the risk of obtaining financing, and other risks described in the Company's Securities and Exchange Commission filings. The forward looking statements in this press release speak only as of the date hereof and the Company disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Company's expectations or future events.


FOR MORE INFORMATION CONTACT: John F. Kohler
                              MTM Technologies, Inc.
                              Phone: (203) 975-3750
                              Fax: (203) 975-3701
                              Email: Investorrelations@mtm.com

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                             September 30, 2004   March 31, 2004
                                                                             ------------------   --------------
                                                                                 (Unaudited)
                                        ASSETS
Current assets:
   Cash and cash equivalents.............................................    $       2,966,107   $         370,361
   Restricted cash.......................................................            1,000,000
   Accounts receivable - trade, net of allowance of $290,000 and $233,000,
     respectively........................................................           20,270,199          11,278,932
   Inventories...........................................................            1,825,469             858,544
   Prepaid expenses and other current assets.............................              810,675             525,970
                                                                             ------------------  ------------------
     Total current assets................................................           26,872,450          13,033,807
                                                                             ------------------  -----------------
Property and equipment...................................................           10,621,723           9,746,254
   Less accumulated deprecation and amortization.........................            7,811,872           7,038,281
                                                                             ------------------  ------------------
                                                                                     2,809,851           2,707,973
                                                                             ------------------  ------------------
Goodwill ................................................................           10,596,798           3,228,729
Other assets.............................................................              326,405             504,945
                                                                             ------------------  ------------------
       Total assets......................................................    $      40,605,504   $      19,475,454
                                                                             ==================  ==================


                                        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Secured notes payable.................................................    $       7,514,970   $       5,918,784
   Inventory financing agreements........................................            3,069,004           3,455,635
   Current portion of promissory notes...................................              135,153
   Accounts payable and accrued expenses.................................           12,782,356           3,252,736
   Deferred revenue......................................................            1,393,277           1,583,938
   Current portion of capital lease obligations..........................               13,474             100,070
                                                                             ------------------  ------------------
     Total current liabilities...........................................           24,908,234          14,311,163
Non-current portion of promissory notes..................................               83,172
Non-current portion of lease obligation..................................               34,978
Shareholders' equity:
   Series A Convertible Preferred Stock, par value $.001 per share;
     14,000,000 shares authorized; 5,255,814 shares issued and
     outstanding at September 30, 2004...................................            8,028,000
   Common stock - $.001 par value; 80,000,000 and 10,000,000 shares authorized at September 30, 2004 and March 31, 2004, respectively;
     6,003,427 and 4,723,052 shares issued and outstanding at September 30,
     2004 and March 31, 2004, respectively...............................                6,004               4,724
   Additional paid-in capital............................................           21,090,027          15,364,227
   Accumulated deficit...................................................          (13,544,911)        (10,204,660)
                                                                             ------------------  ------------------
     Total shareholders' equity..........................................           15,579,120           5,164,291
                                                                             ------------------  ------------------
       Total liabilities and shareholders' equity........................    $      40,605,504   $      19,475,454
                                                                             ==================  ==================

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Six Months Ended September 30,
                                                                             --------------------------------------
                                                                                    2004                2003
                                                                             ------------------  ------------------
                                                                                           (Unaudited)

Net revenues:
   Products..............................................................    $      25,805,164   $      19,951,246
   Services..............................................................            8,149,495           9,213,084
                                                                             ------------------  ------------------
                                                                                    33,954,659          29,164,330
                                                                             ------------------  ------------------
Costs and expenses:
   Cost of products sold.................................................           23,821,789          19,060,486
   Cost of services provided.............................................            5,989,506           5,501,280
   Selling, general and administrative expenses..........................            7,266,728           5,034,946
                                                                             ------------------  ------------------
                                                                                    37,078,023          29,596,712
                                                                             ------------------  ------------------

Other income.............................................................                                    3,152
Interest expense.........................................................              216,887             201,605
                                                                             ------------------  ------------------
Net (loss) income........................................................    $      (3,340,251)  $       (630,835)
                                                                             ==================  ==================

Net (loss) income per common shares:
   Basic and diluted.....................................................    $           (0.66)  $          (0.13)
                                                                             ==================  =================

Weighted average number of common shares outstanding:
     Basic and diluted...................................................            5,052,273           4,723,152
                                                                             ==================  ==================

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                Three  Months Ended September 30,
                                                                             --------------------------------------
                                                                                    2004                2003
                                                                             ------------------  ------------------
                                                                                           (Unaudited)

Net revenues:
   Products..............................................................    $      13,568,775   $      11,583,870
   Services..............................................................            5,152,536           3,941,708
                                                                             ------------------  ------------------
                                                                                    18,721,311          15,525,578
                                                                             ------------------  ------------------
Costs and expenses:
   Cost of products sold.................................................           12,405,190          11,021,376
   Cost of services provided.............................................            3,634,099           2,449,848
   Selling, general and administrative expenses..........................            3,425,262           2,626,624
                                                                             ------------------  ------------------
                                                                                    19,464,551          16,097,848
                                                                             ------------------  ------------------

Other income.............................................................                                    1,255
Interest expense.........................................................               92,359              96,959
                                                                             ------------------  ------------------
Net (loss) income........................................................    $        (835,599)  $       (667,974)
                                                                             ==================  ==================

Net (loss) income per common shares:
   Basic and diluted.....................................................    $           (0.16)  $          (0.14)
                                                                             ==================  =================

Weighted average number of common shares outstanding:
     Basic and diluted...................................................            5,369,587           4,723,152
                                                                             ==================  ==================